UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2013


                                   iTALK INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54664                  20-5302617
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


2400 W. Cypress Creek Road, Suite 111, Fort Lauderdale, Florida         33309
      (Address of principal executive offices)                        (Zip Code)

                                 (877) 652-3834
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 29, 2013 iTalk Inc. announced that it has signed a Letter of Intent to acquire RocketVoIP, Inc., an established 10-year-old residential and business broadband VoIP phone service provider.

This potential acquisition remains subject to, among other things, iTalk Inc. and RockVoIP Inc. completing customary pre-closing due diligence and entering into a Definitive Agreement. The Definitive Agreement is expected to be signed by all parties on or before the end of May 3rd, 2013. There can be no assurance that any transaction will be completed as proposed or at all.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

99.1     Press Release dated April 29, 2013


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iTALK INC.


Dated: April 29, 2013                   By: /s/ David F. Levy
                                            ------------------------------------
                                        Name:  David F. Levy
                                        Title: President

                                       2